Exhibit 99.1

Trump Media Files S-3 Registration Statement
for Previously Announced Bitcoin Treasury Deal

Company Advances Ambitious Plans with Bitcoin Treasury Strategy, Universal Shelf

SARASOTA, Fla., June 5, 2025 (GLOBE NEWSWIRE) -- Trump Media and Technology Group Corp. (Nasdaq, NYSE Texas: DJT) (“Trump Media” or the “Company”), operator of the social media platform Truth Social, the streaming platform Truth+, and the FinTech brand Truth.Fi, announced today that it has filed a registration statement on form S-3 (“Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”) related to debt and equity subscription agreements recently entered into with approximately fifty investors that yielded approximately $2.3 billion in total proceeds—one of the largest Bitcoin treasury deals for a public company.  The proceeds will be used for the Company’s creation of a Bitcoin treasury and for general corporate purposes.

In accordance with registration obligations in the previously-disclosed agreements, the Registration Statement seeks to register for resale by the investors approximately 56 million shares of equity and 29 million shares underlying convertible notes.

Additionally, having recently become form S-3 eligible, Trump Media is taking the customary step of including within the Registration Statement a universal shelf. By registering additional securities for future use, the shelf will provide the Company with greater flexibility to pursue a wide variety of initiatives related to its growth strategy, including funding potential mergers and acquisitions, and utilizing capital raising tools, such as a possible At-The-Market (ATM) offering. The Company has no immediate plans to issue any securities under the shelf registration statement.

Trump Media’s CEO and President Devin Nunes said, “These activities will provide the Company with the capital, assets, independence, flexibility, and security we need to fulfill our goals of rapid expansion, guaranteeing a wide array of ways to access the capital markets when it’s most advantageous to do so. We’re systematically putting in place all the elements we need to grow the Company according to our plans, acquire crown jewel assets, and draw more customers and users into the patriot economy.”

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in the United States or any other state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Statement About Forward-Looking Statements

This press release includes forward-looking statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of Trump Media. We have based these forward-looking statements on our current expectations and projections about future events, including the terms, timing and results of any future offerings under the Registration Statement, potential merger & acquisition activity, the rollout of products and features, our bitcoin treasury strategy, the future plans, timing and potential success of the streaming services and the launch and success of our financial services and FinTech platform. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “soon,” “goal,” “intends,” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.

About Trump Media

The mission of Trump Media is to end Big Tech’s assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations, as well as Truth+, a TV streaming platform focusing on family-friendly live TV channels and on-demand content. Trump Media is also launching Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com